UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by Registrant  :

Filed by a Party other than the Registrant  9

Check the appropriate box:

:	Preliminary Proxy Statement

9	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

9	Definitive Proxy Statement

9	Definitive Additional Materials

9	Soliciting Material Pursuant to '240.14a-12

RECYCLENET CORPORATION
(Name of Registrant as Specified In Its Charter)

_________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

:	No fee required.

9	Fee computed on table below per Securities Exchange Act Rules 15a-6(i)(4) and 0-11.

9	Fee paid previously with preliminary materials.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)
Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

9
Check box if any part of the fee is offset as provided by Securities Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

RECYCLENET CORPORATION
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
(801) 531-0404

US Securities & Exchange Commission
Washington, DC

Memo:

Attached is a preliminary proxy statement being filed by RecycleNet Corporation.

We are filing this preliminary proxy statement because additional items of business have been added for approval of the shareholders, as a result of the reorganization of the Company.  The additional items are:
1)	The divestiture of Scrap.Net Inc, a wholly owned subsidiary of the Company
2)	A reverse split of the common stock
3)	The name change of the Company

If you have any questions please contact:

STEVEN L. TAYLOR, PC
Lawyer
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
801 578-3283

/s/
Paul Roszel, Chairman of the Board of Directors

RECYCLENET CORPORATION
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
(801) 531-0404

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
November 19, 2009

To the Shareholders:

The Annual Meeting (“Meeting”) of shareholders of RECYCLENET CORPORATION (“Company”) will be held at the office of Hertzberger, Olsen and Associates located at Corporate Square, Penthouse, 30 Duke St. W., Kitchener, Ontario, Canada, N2H 3W5on Thursday, November 19, 2009, commencing at 10:00 o’clock a.m., EST for the following purposes:

1.	To elect three directors of the Company.

2.	To ratify the appointment of the Company's independent auditors.

3.
To approve the sale of Scrap.Net, a wholly owned subsidiary of RecycleNet Corporation, to Inter-Continental Recycling Inc.
If the shareholders approve Proposal Number 3, then the Company will proceed with Proposal Number 4 and Proposal Number 5.
Proposal Number 4 and Proposal Number 5 are conditional on shareholders approval of Proposal Number 3.  If the shareholders do not approve Proposal Number 3, then Proposal Number 4 and Proposal Number 5 will be abandoned.

4.
To approve a reverse split of the common stock of the Company on a one for ten basis (for each ten common shares of the Company held by a shareholder the shareholder will receive one common share of the reorganized Company).  The Company name shall then be changed from RecycleNet Corporation to "Maydao Corporation".

5.	To approve the Company name change from “RecycleNet Corporation” to “Maydao Corporation”.

6.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on October 28, 2009, as the record date for the determination of shareholders entitled to notice of the Meeting.  All shareholders of record at close of business on that date will be entitled to vote at the Meeting.  The transfer books will not be closed. A listing of those entitled to vote will be available for inspection ten days prior to the meeting at the offices of the Company at the above address.

Shareholders who do not plan to attend the Meeting are urged to read the enclosed proxy statement and to fill in, date, and sign the enclosed proxy and return it to the Company in the enclosed envelope.
By Order of the Board of Directors

/s/
Paul Roszel, Chairman

Salt Lake City, Utah
November 3 , 2009

THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF PRESENT SHAREHOLDERS OF THE COMPANY.  NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL ANY SECURITY.

RECYCLENET CORPORATION
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
Tel:  (801) 531-0404
Fax:  (801) 531-0707

PROXY STATEMENT AND SOLICITATION

This Statement is furnished in connection with the solicitation by the Board of Directors of RecycleNet Corporation, a Utah corporation (“Company”), of proxies to be voted at the Company’s annual meeting of shareholders (“Meeting”) to be held on November 19, 2009.  This proxy statement and form of proxy will be sent to shareholders on approximately November 9, 2009.

If the enclosed proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting.  Each proxy will be voted as instructed and, if no instruction is given, will be voted “FOR” the election of the named directors, and FOR” ratification of the appointment of the independent auditors of the Company, and “FOR” the sale of Scrap.Net Inc, “FOR” the reverse split of the common stock and “FOR” the name change of the Company.  The named proxies may vote at their discretion upon such other matters as may properly come before the Meeting.  A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Company, by executing a later dated proxy, or by voting in person at the meeting.

If a shareholder is the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with the beneficial owner’s instructions.  If the owner does not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items and those shares will be treated as “broker non-votes”.  The election of directors is a “discretionary” item.

A shareholder’s failure to vote against a proposal will constitute a waiver of his appraisal or similar rights.  A shareholder’s vote against a proposal will be deemed to satisfy any notice requirements with respect to appraisal rights.  Shareholders who want to dissent from the action described herein must follow certain requirements to register their dissent. See "Dissenters' Rights" in this proxy statement.

PERSONS MAKING THE SOLICITATION

The proxy is solicited on behalf of the Board of Directors of the Company.  The cost of soliciting proxies will be borne by the Company.  The Company estimates that the total cost of this solicitation will aggregate $6,000.  To date, the Company has spent $500.  The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to those persons for whom they hold such shares and request authority for the execution of proxies.  The Company will reimburse for reasonable costs incurred by them in so doing.  Directors, officers, and employees of the Company may solicit proxies in person or by mail, telephone or electronic means, but will receive no extra compensation for doing so.

SHAREHOLDERS ENTITLED TO VOTE

All holders of common shares and Class “N” shares of the Company are entitled to one vote for each share held.  As of the record date, October 28, 2009, there were 86,757,421 common shares outstanding and 50,000,000 Class “N” voting, non-equity participating shares outstanding.  There are no other voting securities outstanding.  A majority of the common and Class “N” shares constitutes a quorum at any shareholders’ meeting. Nominee non-votes and abstentions will be counted for purposes of determining a quorum but will not be counted as votes cast. Shareholders are not entitled to cumulate their shares for voting purposes. The transfer books of the Company will not be closed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of October 16, 2009, the names of those persons (other than management) known to the Company to beneficially own more than 5% of the outstanding common and Class “N” shares of the Company:

Name and Address of	Shares Beneficially	Percent of
Beneficial Owner	Owned	Class

Inter-Continental Recycling, Inc. (Note 1) (Note 2)	46,621,121	53.74%
7 Darren Place	Common
Guelph, Ontario Canada

Inter-Continental Recycling, Inc. (Note 1) (Note 2)	50,000,000	100.00%
7 Darren Place	Class "N"
Guelph, Ontario Canada
 ________________________________
(Note 1)  Inter-Continental Recycling Inc., is owned and beneficially held by Paul Roszel, an officer and director of the Company, and his immediate family.
(Note 2)  Inter-Continental Recycling Inc converted 6,800,000 Class “N” shares into common shares on October 16, 2009.

Effective June 20, 2008 the amendment to the Articles of Incorporation for the Class "N" voting, non-equity shares of the Company to be directly convertible to common shares on a one for one basis was passed by a vote of the shareholders.  As a result of this transaction the outstanding Class N voting, non-equity shares can be directly converted to common shares on a one for one basis.  No dilution to current shareholders occurred from this amendment.

Security Ownership of Management

The following table sets forth, as of October 16, 2009, the number of shares beneficially owned by each officer and director of the Company and all officers and directors as a group:

Name and Address of	Shares Beneficially	Percent of
Beneficial Owner	Owned	Class

Paul Roszel (1)	2,420,655	2.79%
7 Darren Place	Common
Guelph, Ontario Canada

Richard R. Ivanovick (4)	4,971,631	5.73%
23 Cottontail Place	Common
Cambridge, Ontario Canada

James Roszel (2) (3)	923,475	1.06%
7 Darren Place	Common
Guelph, Ontario, Canada

All Officers and Directors as a group
(3 persons):	8,315,761	9.58%
	Common
 _______________________________
(1)	See footnote (1) in the preceding table above. Therefore, Mr. Roszel may be deemed to be a beneficial owner of all shares held by Inter-Continental Recycling, Inc.
(2)	James Roszel is the son of Paul Roszel.
(3)	See below "Directors and Executive Officers".
(4)
Richard Ivanovick was issued 866,009 “restricted” common shares on October 16, 2009.   These shares were issued in exchange for the amount owing for the accrued liability owed to Richard Ivanovick  for management and professional services rendered from October 1, 2008 to March 31, 2009.

Inter-Continental Recycling Inc, an entity controlled by Mr. Paul Roszel, the President and Chief Executive Officer and the Chairman of the Board of Directors of the Company and his immediate family, have proposed to acquire all of the outstanding shares of the Company’s wholly owned subsidiary Scrap.Net Inc by a share exchange.  See “Proposal 3”.  The proposal from Inter-Continental Recycling Inc on its acquisition of Scrap.Net Inc. is being directly referred to the shareholders for vote.   Inter-Continental Recycling, Paul Roszel and his immediate family, as related parties with a conflict of interest, will withhold their votes from this proposal, allowing the minority shareholders to vote on this matter.

DIRECTORS AND EXECUTIVE OFFICERS

At the board meeting of September 24, 2009 the board of directors accepted the resignation of Keith A. Deck, as a director of the Company and the remaining members of the board appointed James Roszel to fill the vacancy created by Mr. Deck’s resignation.   Mr. Deck resigned from the board for personal reasons and not because of any disagreements with management.

The following persons are the current directors and executive officers of the Company:

Name and Age	Position	Director since

Paul Roszel, 53	Chairman of the Board & Director	Inception
Richard R. Ivanovick, 68	Chief Financial Officer & Director	1999
James Roszel, 28	Director	2009

Paul Roszel has been involved with the Company since 1988. Mr. Roszel has over 30 years of hands on experience in the recycling industry. He has been actively involved in the development and implementation of collection, processing, transportation and sales/marketing programs for secondary commodities.

Richard R. Ivanovick C.A. joined the Company in November 1998. For the past 32 years, Mr. Ivanovick has been serving as President of Marsh Tire Service Ltd., Ontario, Canada, a company involved in automobile service, sales and leasing of automobiles, in the Guelph, Ontario area.

For the past eight years Mr. James Roszel has been responsible for the ongoing marketing, and participated in business development of RecycleNet Corporation.  James Roszel has been the President and a Director of Oldwebsites.com, Inc. (formerly Fiberglass.com, Inc.) since its inception.

There are no arrangements or understandings between any of the foregoing and any other person pursuant to which the foregoing were selected to be nominees as directors of the Company.  There are no significant employees who are not also directors or executive officers except as described above. There are no material legal proceedings pending against the Company or any of its officers or directors or involving any adverse interest by any officer or director against the Company.

Meetings of the Board

During the last fiscal year the Company's Board of Directors held two meetings and took unanimous action through two sets of minutes. All directors attended all meetings.

Committees

The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 ("1934 Act") requires the Company's officers, directors and persons who own more than 10% of the Company's registered equity securities to file with the Securities & Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of shares of the Company.  The persons filing are required by SEC regulation to furnish the Company with copies of all forms filed.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, currently, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% shareholders have been met and complied with.

CERTAIN RELATIONSHIPS & RELATED TRANSACTIONS

There were no transactions or series of similar transactions during the Company's last fiscal year (or currently proposed) in which the amount exceeds $60,000 and to which the Company and any of its officers, directors or greater than 5% shareholders are parties or have a material interest, direct or indirect.  None of the Company's directors is or has been an executive officer of, or owns or owned in excess of 10% equity interest in, any business or professional entity that has made, currently or during the last full fiscal year, any payments to the Company in excess of 5% of the Company's or other entity's consolidated gross revenues for its last full fiscal year.  None of the Company's directors is or has been an executive officer of or owns or owned in excess of 10% equity interest in any business or professional entity to which the Company has made or will make payments for property or services in excess of 5% of the Company's or other entities consolidated gross revenues for its last full fiscal year.  None of the Company's directors are or have been executive officers of or owns or owned in excess of 5% equity interest in any entity to which the Company was indebted at the end of its last full fiscal year in an aggregate amount in excess of 5% of the Company's total consolidated assets at the end of such year.  None of the Company's directors are members of or counsel to any law firms that the Company has retained or partners or officers of any investment banking firm that has performed services for the Company.  Finally, no director, executive officer, nominee for election as director, any member of the immediate family of the forgoing persons, any corporation or organization of which any of the foregoing persons is an officer or partner or is (directly or indirectly) owner of 10% or more of equity securities of such entity, or any trust or estate in which any of the foregoing persons has a substantial interest or serves as trustee, is or has been indebted to the Company at any time since the beginning of the Company's last fiscal year in excess of $60,000.  See also Note 3 on Notes to Consolidated Financial Statements.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The Chief Executive Officer and a director of the Company is Paul Roszel.  His total compensation aggregated $80,482 USD during the year ending December 31, 2008. The Company did not pay the compensation directly. It was paid by the majority holder of the Company's voting securities, Inter-Continental Recycling, Inc. The Company reimburses Inter-Continental Recycling, Inc., on a monthly basis for the compensation paid by it to Mr. Roszel.  Thus, it may be deemed that the Company pays Mr. Roszel's compensation indirectly. During the year ending December 31, 2008, Richard R. Ivanovick, Chief Financial Officer and a director, was paid for consulting services of $37,764 USD.  No officer of the Company earned an aggregate of $100,000 or more in total compensation during the fiscal year noted or during the two fiscal years prior thereto.  The total cash compensation of all officers during the last fiscal year was $118,246 USD paid to Mr. Roszel and Mr. Ivanovick.

The following table shows compensation earned during the fiscal years 2008 and 2007 by the Officers and Directors of the Company.  They are the only persons who received compensation during those periods. No other miscellaneous compensation was paid or stock options granted during those periods.

Summary Compensation Table

Name & Principal Positions	Fiscal Year	Salary

Paul Roszel	2008	$80,482
President, CEO, Chairman of the Board	2007	$79,711

Richard R. Ivanovick, CFO	2008	$37,764
(Note 1)	2007	$37,428

Keith A. Deck, Director	2008	NIL
(Note 1) (Note 2)	2007	NIL

James Roszel, Director	2009	NIL
(Note 2)

NOTE 1:  During the years ended December 31, 2008 and 2007 Richard R Ivanovick, CFO was paid for consulting services of $37,764 and 37,428, respectively. Keith A Deck did not receive any funds in the year ended December 31, 2008 or for the year ended December 31, 2007. Subsequent to December 31, 2003, neither had drawn any salary or benefits.

NOTE 2:  At the board meeting of September 24, 2009 the board of directors accepted the resignation of Keith A. Deck, as a director of the company and the remaining members of the board appointed James Roszel to fill the vacancy created by Mr. Deck’s resignation.   Mr. Deck resigned from the board for personal reasons and not because of any disagreements with management.

The Company does not have any pension or incentive plans, such as share option plans, share awards, non-equity incentive compensation, or other compensation arrangements, short or long term.

Because of the description above of the compensation paid during the last fiscal year, the Company is not including a Compensation Discussion and Analysis pursuant to Item 402(b) under Regulation S-K or S-B inasmuch as the Company believes the analysis and discussion is not necessary under the circumstances.

The Company does not have a Compensation Committee. The compensation is determined by the Board of Directors and is paid only for services actually rendered.  The Board determines the compensation primarily based upon the value to the Company of the services rendered, the prevailing rates of compensation in the industry in which the Company does business, and similar factors.

INDEPENDENT PUBLIC ACCOUNTANTS

Hansen, Barnett & Maxwell, P.C. served as the Company’s Independent Registered Public Accountants for the years ended December 31, 2008 and 2007, and is expected to serve in that capacity for the current year.

It is not expected that a representative of Hansen, Barnett & Maxwell, P.C. will attend the Annual Meeting of the shareholders to be held November 19, 2009.  However, if a representative should attend the meeting they will have the opportunity to make a statement if they so desire and they should be expected to be available to respond to any appropriate questions posed.

Principal accounting fees for professional services rendered for the Company by Hansen, Barnett & Maxwell, P.C. for the years ended December 31, 2008 and 2007 are summarized as follows:

	2008	2007
Audit Fees	$25,900	$22,500
Audit related		1,750
Tax	2,100	1,300

Total	$28,000	$25,550

Audit Fees.  Audit fees were for professional services rendered in connection with the Company’s annual financial statement audits and quarterly reviews of financial statements and review of, and preparation of, consents for registration statements for filing with the Securities and Exchange Commission.

Audit-Related Fees.  Fees billed for the assurance and related services by the Company’s accountant that are related to the performance of the audit or review of the financial statements and are not reported as Audit Fees.

Tax Fees.  Tax fees related to services for tax compliance and consulting.

All Other Fees.  Aggregate fees contracted/billed for all other services rendered by Hansen, Barnett & Maxwell, P.C. for the year ended December 31, 2008 are $2,100 and consist mainly of non-audit fees related to tax compliance services and consulting fees.

Audit Committee Pre-Approval Policies and Procedures.  At its regularly scheduled and special meetings, the Board of Directors, which is comprised of independent directors knowledgeable of financial reporting, considers and pre-approves any audit and non-audit services to be performed by the Company’s independent accountants. The Board of Directors has the authority to grant pre-approvals of non-audit services.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

The persons named above in "Directors and Executive Officers" and who are designated as directors of the Company, Paul Roszel and Richard R. Ivanovick and James Roszel are standing for election as directors of the Company for the coming year or until their successors are qualified and elected.  The Company expects all of the nominees will be able to serve as directors.  If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.  The Board of Directors recommends a vote "FOR" the above nominees.

PROPOSAL NUMBER 2
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed HANSEN, BARNETT & MAXWELL, P.C. certified public accountants, Salt Lake City, Utah, to be the independent public accountants for the Company during the coming year and until the next annual shareholders meeting of the Company.  Hansen, Barnett & Maxwell, P.C. has served as the Company's public accountants for more than seven years and the Board is requesting that the shareholders ratify that appointment.  The Board of Directors recommends a vote "FOR" the ratification of the public accountants.

PROPOSAL NUMBER 3
SALE OF SCRAP.NET INC.

Due to the current economic downturn, the Company feels that the economy will not recover fast enough for the core operations of the business to be sustainable as an ongoing concern.   Since the fall of 2008 the Company has seen numerous of it customers closing their businesses or declaring bankruptcy.  With the erosion of its customer base, the Company feels that the economic turnaround will not occur quickly enough to sustain the core operations of the business.  Management has taken extreme measures to reduce costs since late 2008 in the attempt to maintain the Company.  Richard Ivanovick, Chief Financial Officer and Director of the Company has waived his consulting fees since April 1, 2009 and Paul Roszel, President, Chief Executive Officer and the Chairman of the Board of Directors of the Company has taken a 25% reduction in  compensation since April 1, 2009.   As well, all other expenses have been reviewed and reduced to the barest minimum.   At this time, management believes that there are no longer any additional reductions that can be made to sustain the core operations of the business as an ongoing concern.

On September 24, 2009 the Board of Directors initiated a reorganization of the Company resulting in the centralization of all of the Company’s recycling operations and websites into Scrap.Net Inc, a wholly owned subsidiary of the Company.

At this time, the Company has no external debt, which allows the Company the opportunity to re-organize.

In an effort to preserve shareholder value the Company can discontinue its operations and become a publicly traded corporate shell available for merger or acquisition.  At this time the Company has not entered into any potential transactions related to corporate merger or acquisition.

A shell company is a registrant with no or nominal operations and either no or nominal assets, assets consisting solely of cash and cash equivalents, or assets consisting of any amount of cash and cash equivalents and nominal other assets.

If the Company becomes a shell, the stock of the Company would continue to be publicly traded.  The stock of the Company will continue to have a market and be traded on the Over The Counter Bulletin Board (OTCBB).   If the Company is re-classified as a shell, management believes there will be minimal potential negative impact on the volume of shares traded based on the historical record of sparse trading volume.  However, a negative impact to being a shell company to the shareholders is that transactions entered into by shell companies (such as reverse mergers), do typically result in significant dilution to existing shareholders.  Divesting of the operations of the Company may have a potential negative impact for the shareholders in the price of the common stock.  The potential negative impact on the price of the common stock would be, if due to the sale of the operations, a large number of shareholders sell their shares to a limited audience, which could then result in a decrease in the price of the stock.

If the Company does not re-organize and we continue on the current path, the Company will not have the financial resources to meet the obligations to continue as a reporting company with the United States Securities and Exchange Commission.  Failing to comply with filing regulations of the United States Securities and Exchange Commission would result in the deregistering of the Company.  Ceasing to file with the United States Securities and Exchange Commission is commonly known as “going dark”.  If the Company goes dark the market would cease and stock would no longer be publicly traded.   In the event of the Company going dark the shareholders will no longer be able to trade their shares.

Inter-Continental Recycling Inc, the majority shareholder of the Company, an entity controlled by Mr. Paul Roszel, the President and Chief Executive Officer and the Chairman of the Board of Directors of the Company and his immediate family, have submitted a proposal to acquire all of the outstanding shares of the Company’s wholly owned subsidiary Scrap.Net Inc by a share exchange.

The original recycling operations of the Company were acquired from Inter-Continental Recycling Inc in exchange for the issuance of Class “N” shares of the Company.  The Class “N” shares are voting, non-equity shares that can be directly converted to common shares on a one for one basis.   Inter-Continental Recycling Inc. proposes to take back the recycling operations in exchange for all of the issued and outstanding Class “N” shares of RecycleNet Corporation owned by Inter-Continental Recycling Inc.

The sale price and form of consideration for the sale of Scrap.Net Inc. was determined by the terms of the proposal received from Inter-Contintental Recycling Inc. and there were no negotitations of the proposal by the Board of Directors due to a conflict of interest.

Mr. Paul Roszel and Mr. James Roszel, are both principals of Inter-Continental Recycling Inc and members of the Board of Directors of the Company.  Due to this potential conflict of interest the Board of Directors have not engaged in any negotiations and are referring this proposal directly to the shareholders for approval.

The divestiture of Scrap.Net Inc. will discontinue all of the operations within RecycleNet Corporation and will result in an estimated $3,639,320.00 (three million six hundred and thirty-nine thousand, three hundred and twenty dollars) write down.  This write down will be reflected as a non-cash loss in the Company’s financial statements.   In our view this will not have any federal income tax consequences to the shareholders.   In considering this offer from Inter-Continental Recycling Inc to purchase Scrap.Net Inc., which will result in the divesture of the operations of the Company, the disadvantage considered by the Company is that it will be abandoning all the past efforts put into the Company to grow and develop.  With the divesture of the operations within the Company no future benefits can be derived from these past efforts.

Inter-Continental Recycling Inc, the majority shareholder of the Company, has proposed to acquire all of the outstanding shares of the Company’s wholly owned subsidiary Scrap.Net Inc by a share exchange.  Inter-Continental Recycling Inc. will acquire 100% of the issued and outstanding common shares of Scrap.Net Inc in exchange for all of the issued and outstanding Class “N” shares of RecycleNet Corporation owned by Inter-Continental Recycling Inc.

If the shareholders approve this proposal, when this transaction is complete all of the Class “N” shares will be redeemed and cancelled resulting in the retirement of all of the Class “N” shares.

	Balance	Balance after Sale of Scrap.Net
Class "N" Shares	October 16, 2009	(if approved by shareholders)

Authorized	70,896,789	0

Issued and Outstanding	50,000,000	0

Authorized and Reserved for Issuance	0	0

Authorized but Unissued	20,896,789	0

As Inter-Continental Recycling Inc is an entity controlled by Mr. Paul Roszel, the President and Chief Executive Officer and the Chairman of the Board of Directors of the Company and his immediate family, there is a conflict of interest for the board of directors to express a formal opinion on whether this proposal is fair to and in the best interest of the shareholders.    There are no negotiations being done by the board of directors and no unrelated third party has been asked for an opinion.  The proposal from Inter-Continental Recycling Inc on its acquisition of Scrap.Net Inc. is being directly referred to the shareholders for vote.   Inter-Continental Recycling, Paul Roszel and his immediate family, as the related parties, will withhold their votes from this proposal, allowing the minority shareholders to vote on this matter.

If this proposal from Inter-Continental Recycling Inc is approved by the shareholders there will be no material assets or liabilities remaining within the Company, there will no longer be any special class, Class “N” shares, and the Company will discontinue its operations.

The shareholders of the Company will not receive any consideration as a result of the sale.  The impact of the sale on the ownership of the Company will be through the retirement of the Class “N” shares.  On a fully diluted basis the issued and outstanding shares of the Company will be reduced from 136,757,421 shares to 86,757,421 shares.

If the shareholders approve Proposal Number 3, the Sale of Scrap.Net Inc., then the Company will proceed with Proposal Number 4 and Proposal Number 5.

Proposal Number 4 and Proposal Number 5 are conditional on shareholders approval of Proposal Number 3.  If the shareholders do not approve Proposal Number 3, then Proposal Number 4 and Proposal Number 5 will be abandoned.

Accompanying this proxy statement are the Annual Report of December 31, 2008 on Form 10-K and the Quarterly interm report of June 30, 2009 on Form 10-Q for RecycleNet Corporation.  With the re-organization of the Company, all of the recycling operations have been moved to Scrap.Net Inc, a wholly owned subsidiary, which is consolidated into these financial statements.  Separate unaudited financial statements for the business being sold , Scrap.Net Inc. are below.  If the shareholders approve the sale of Scrap.Net Inc this will divest RecycleNet Corporation of all of its operations and the Company will be re-classified as a “shell” company.

DISSENTERS’ RIGHTS

Under the Business Corporation Act of the State of Utah, the state of incorporation of RecycleNet Corporation, any RecycleNet Corporation shareholder who files a written objection to the adoption of the sale of the assets of RecycleNet Corporation at or before the meeting of the RecycleNet Corporation shareholders and whose shares of RecycleNet Corporation Common Stock are not voted in favor thereof, may, within ten days after the date of the meeting demand in writing from RecycleNet Corporation payment of the fair value of his RecycleNet Corporation Common Stock on the day prior to the meeting, exclusive of any element of value arising from the expectation or the accomplishment of the sale.  Any RecycleNet Corporation shareholder failing to make demand within the ten-day period shall be bound by the terms of the proposed corporate action.  The dissenting shareholder must forward his stock certificates to RecycleNet Corporation within 20 days after the demand.  Within ten days after the Effective Date, RecycleNet Corporation shall give notice of the consummation of the sale and certain financial information to each dissenting shareholder and shall make a written offer to each shareholder to pay for his shares at a specified price deemed by RecycleNet Corporation to be the fair value thereof.  If within 30 days after the Effective Date, RecycleNet Corporation and the dissenting shareholder fail to agree on the value of such shares, and, under certain circumstances , the shareholder may institute proceedings in a court of competent jurisdiction seeking a determination of the fair value of the shares of all such objecting shareholders.  The cost of any such appraisal or proceedings, exclusive of fees of counsel or experts retained by any party, shall be assessed to RecycleNet Corporation but, under some circumstances, may be reallocated among the dissenting shareholders by order of the court.  The foregoing summary is not intended to be a complete statement of the applicable provisions of the Utah Business Corporation Act and is qualified in its entirety by reference to Sections 16-10a.1302 through 16-10a-1331 of that Act, a copy of which can be obtained from RecycleNet Corporation upon written request.

SCRAP.NET INC.
BALANCE SHEETS
(Unaudited)
	September 30,	December 31,
	2009	2008
ASSETS
Current Assets
Cash	$2,881	5,424
Total Current Assets	2,881	5,424
Property and Equipment
Equipment	21,422
Less: Accumulated depreciation	(16,066)
Net Property and Equipment	5,356	0
Related party receivable
Loan Receivable - RecycleNet Corp	8,958
Total Related party receivable	8,958	0
Investments
Investment in Waste.Net Inc	9,000
Investment in Recycle West Network	60
Total Investments	9,060	0
Total Assets	$26,255	5,424

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Loan Payable - RecycleNet Corp		31,436
Deferred revenue	54,810
Total Current Liabilities	54,810	31,436
Stockholders' Equity (Deficit)
Common shares 150,000,000 shares authorized;
17,857,914 shares issued and outstanding, respectively	29,609	29,609
Accumulated deficit	(58,164)	(55,621)
Total Stockholders' Equity (Deficit)	(28,555)	(26,012)
Total Liabilities and Stockholders' Equity (Deficit)	$26,255	5,424

SCRAP.NET INC
STATEMENTS OF OPERATIONS
(Unaudited)
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008
Sales	$1,361	$1,512	$4,310	$6,184
Operating Expenses
Selling, general and administrative expenses	2,284	2,258	6,853	6,768
Net Income (Loss)	$(923)	$(746)	$(2,543)	$(584)

Basic Income (Loss) Per Common Share	$-	$-	$-	$-
Diluted Income (Loss) Per Common Share	$-	$-	$-	$-
Basic Weighted-Average Common Shares Outstanding	17,857,914	17,857,914	17,857,914	17,857,914
Diluted Weighted-Average Common Shares Outstanding	17,857,914	17,857,914	17,857,914	17,857,914

SCRAP.NET INC
STATEMENT OF CASH FLOW
(Unaudited)

For the Nine Months Ended Sept 30,	2009	2008

Cash Flows From Operating Activities:
Net income (loss)	(2,543)	(584)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Addition of Equipment	(5,356)
Changes in assets and liabilities:
Accounts and other receivables	(40,394)
Deferred revenue	54,810
Net Cash Provided By Operating Activities	6,517	(584)
Cash Flows From Investing Activities:
Investment in Waste.Net Inc	(9,000)
Investment in Recycle West Network	(60)
Net Cash Used In Investing Activities	(9,060)
Net Cash Used in Financing Activities	-	-
Net Change in Cash	(2,543)	(584)
Cash at Beginning of Period	5,424	6,765
Cash at End of Period	2,881	6,181

The Board of Directors recommends a vote “FOR” the sale of Scrap.Net, Inc.

PROPOSAL NUMBER 4
REVERSE SPLIT OF COMMON STOCK

Proposal Number 4 is conditional on shareholders approval of Proposal Number 3.  If the shareholders do not approve Proposal Number 3, then Proposal Number 4 will be abandoned.

Due to the current economic downturn, the Company feels that the economy will not recover fast enough for the core operations of the business to be sustainable as an ongoing concern. On September 24, 2009 the Board of Directors initiated a reorganization of the Company.  This reorganization does not constitute a change of control.  The reorganization includes;
•	the divestiture of all of the operations of the Company.
•	a reverse split of the common stock of the Company to decrease the number of issued and outstanding common shares,
•	a corporate name change,

As a result of the divestiture of all of its operations the Company will become a fully reporting, publicly traded corporate shell.

In order to groom the corporate shell to make it attractive for potential transactions including, but not limited to, financings, corporate merger or acquisition, the Board of Directors strongly believes a reduction of the issued and outstanding common shares is necessary.

At this time the Company has not entered into any potential transactions related to financings, corporate merger or acquisition.  The Company currently has no plans, proposals, or arrangements to issue for any purpose including future acquisitions and/or financings, any of the authorized shares of common stock that would become newly available following the reverse stock split.

The reverse stock split will not change the number of authorized shares of the Company’s common stock. Therefore, because the number of issued and outstanding shares of the Company’s common stock would decrease, the number of shares remaining available for issuance would increase.

The Board of Directors is submitting for approval from the shareholders the reverse split of the common stock of the Company on a one for ten basis (for each ten common shares of the Company held by a shareholder the shareholder will receive one common share of the reorganized Company).  Fractional shares if any, based upon the foregoing ratio shall be rounded up to a whole share for fractions in excess of 50% and shall be rounded down for fractions of 50% or less.   For shareholders holding less than 10 common shares the same treatment will apply; 6 or more shares will be issued 1 (one) share of the reorganized Company, 5 or less shares will be rounded down to 0 (zero) shares after completion of the reverse split.

The reverse stock split will take effect at the close of business on the date of the Annual Meeting of November 19, 2009.

Common Stock
		Balance after Reverse Split of Stock
Common Shares	Current Balance	(if approved by shareholders)

Authorized	250,000,000	250,000,000

Issued and Outstanding	86,757,421	8,675,742

Authorized and Reserved for Issuance	0	0

Authorized and Unreserved	163,242,579	241,324,258

Class "N" shares Issued and Outstanding	50,000,000	0
(Note 1)(Note 2)

Note 1) Class "N" shares are convertible into common shares on a one for one basis
Note 2) If the shareholders approve the sale of Scrap.Net Inc. all Class "N" shares will be redeemed.  If the shareholders do not approve of the sale of Scrap.Net Inc, Proposal Number 3, Proposal Number 4 will be abandoned.

There are currently 250,000,000 common shares authorized by the Company of which 86,757,421 are issued and outstanding.  If the reverse stock split is approved, the authorized common shares will remain at 250,000,000 and the issued and outstanding common shares will be reduced to 8,675,742. The Board of Directors of the Company may at any time, issue without prior shareholder approval, additional common shares up to a maximum of the 250,000,000 authorized. The proposed reorganization of the share structure positions the Company for possible mergers, acquisitions or financing.  At this time the Company has not entered into any potential transactions related to corporate mergers, acquisitions or financing.

Exchange Act Release No. 34-15230 - Securities and Exchange Commission (“SEC”) rules require disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device.  However, the proposed increase in the authorized and un-reserved common stock is not the result of any such specific effort; rather, as indicated above, the purpose of the increase in the authorized and un-reserved common stock is to provide the Company’s management with the ability to issue shares for future acquisition, financing and operational possibilities, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent shareholders, the Company has no intent or plan to employ the additional authorized and un-reserved shares as an anti-takeover device.  As a consequence, the increase in authorized and un-reserved common stock may make it more difficult for, prevent or deter a third party from acquiring control of the Company or changing its board of directors and management, as well as inhibit fluctuations in the market price of the Company’s shares that could result from actual or rumored takeover attempts.  The Company currently has no provisions in any of its governing documents.

The Board of Directors recommends a vote “FOR” the reverse split of the common stock of the Company.

PROPOSAL NUMBER 5
NAME CHANGE

Proposal Number 5 is conditional on shareholders approval of Proposal Number 3.  If the shareholders do not approve Proposal Number 3, then Proposal Number 5 will be abandoned.

On September 24, 2009 the Board of Directors initiated a reorganization of the Company resulting in the centralization of all of the Company’s recycling operations and websites into Scrap.Net Inc, a wholly owned subsidiary of the Company.

Inter-Continental Recycling Inc. has submitted a proposal to purchase Scrap.Net Inc. by a share exchange.  If the shareholders of the Company approve the sale of Scrap.Net Inc, the Company will no longer have any recycling operations.  To alleviate any confusion between the remaining “shell” company and the divested operations, management proposes to change the name of the Company from RecycleNet Corporation to “Maydao Corporation”.  The Board of Directors recommends a vote “FOR” the name change of the Company.

SHAREHOLDER PROPOSALS

Shareholders of the Company may present proposals to the Company for inclusion in the Company's proxy statement prepared in connection with its next regular annual meeting of shareholders.  Proposals to be included in the materials for the 2010 annual meeting must be received by the Company no later than January 31, 2010 in order to be considered for inclusion.  The Board will review any proposal that is received by that date and determine if it is a proper proposal to present to the 2010 annual meeting of shareholders.

OTHER MATTERS

As of the date of this proxy statement, management of the Company is unaware of any other matters for action at the meeting other than as set forth herein.  If any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

ANNUAL REPORT

Accompanying this Proxy Statement is a copy of the Company’s financial information contained in it’s Annual Report of December 31, 2008 on Form 10-K and the Quarterly interm report of June 30, 2009 on Form 10-Q as filed with the Securities and Exchange Commission in Washington, DC. The Company hereby incorporates by this reference all other filings made by the Company under Section 13 of the Securities Exchange Act of 1934 in this Proxy Statement for purposes of disclosure of information required herein by the Proxy Rules, as applicable, of the Commission under Section 14 of that Act and the rules thereunder.  The Company hereby undertakes to deliver, upon written or oral request, a copy of the Proxy Statement , the Quarterly Report on 10-Q and the Annual Report on Form 10-K to any person who so requests. Direct requests to the Company at it’s address set forth above or request via email at info@recycle.net.

By Order of the Board of Directors
November 3 , 2009
Paul Roszel, Chairman

HANSEN, BARNETT& MAXWELL, P.C.
A Professional Corporation	Registered with the Public Company
CERTIFIED PUBLIC ACCOUNTANTS	Accounting Oversight Board
5 Triad Center, Suite 750
Salt Lake City, UT 84180-1128
Phone: (801) 532-2200 Fax: (801) 532-7944
www.hbmcpas.com	A Member of the Forum of Firms

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors
RecycleNet Corporation

We have audited the consolidated balance sheets of RecycleNet Corporation and subsidiaries as of December 31, 2008 and 2007 and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of RecycleNet Corporation and subsidiaries as of December 31, 2008 and 2007 and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/	HANSEN, BARNETT & MAXWELL, P.C.

Salt Lake City, Utah
March 28, 2009

RECYCLENET CORPORATION AND SUBSIDIARIES

FORM 10-K
Year Ended December 31, 2008

RECYCLENET CORPORATON AND SUBSIDIARIES
CONSOLDATED BALANCE SHEETS

December 31,	2008	2007
ASSETS
Current Assets
Cash	$41,348	$52,364
Trade accounts receivable, net of $2,500 and $2,500 respectively of allowance for bad debt	13,213	16,928
Prepaid expenses	6,061	5,621
Total Current Assets	60,622	74,913
Property and Equipment
Equipment	21,422	21,422
Less: Accumulated depreciation	(12,853)	(8,568)
Net Property and Equipment	8,569	12,854
Related party receivable, net of $5,000 and $0 respectively of allowance for bad debt	160,892	151,185
Total Assets	$230,083	$238,952

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Related party accounts payable	$8,702	$-
Accrued liabilities	29,494	31,109
Deferred revenue	57,074	91,549
Total Current Liabilities	95,270	122,658
Stockholders' Equity
Class N convertible shares $0.01 par value; 70,896,789 shares authorized; 56,800,000 and 56,800,000 Class N shares issued and outstanding, respectively	568,000	568,000
Common shares $0.01 par value; 179,103,211 shares authorized; 79,091,412 and 79,091,412 shares issued and outstanding, respectively	790,914	790,914
Additional paid-in capital	4,462	4,462
Accumulated deficit	(1,228,563)	(1,247,082)
Total Stockholders' Equity	134,813	116,294
Total Liabilities and Stockholders' Equity	$230,083	$238,952

  The accompanying notes are an integral part of these consolidated financial statements

RECYCLENET CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

For the Years Ended December 31,	2008	2007
Sales	$594,848	$857,671
Operating Expenses
Selling, general and administrative expenses	576,329	904,512
Total Operating Expenses	576,329	904,512
Income (Loss) From Continuing Operations	18,519	(46,841)
Discontinued Operations
Loss from discontinued operations - Oldwebsites.com, Inc	-	(32,935)
Gain from discontinued operations - RecycleNet Ontario	-	2,755
Net Income (Loss)	$18,519	$(77,021)

Basic Income (Loss) Per Common Share From
Continuing Operations	$-	$-
Discontinued Operations	-	-
Basic Income (Loss) Per Common Share	$-	$-

Diluted Income (Loss) Per Common Share From
Continuing Operations	$-	$-
Discontinued Operations	-	-
Diluted Income (Loss) Per Common Share	$-	$-

Basic Weighted-Average Common Shares Outstanding	79,091,412	77,897,928

Diluted Weighted-Average Common Shares Outstanding	135,891,412	77,897,928

The accompanying notes are an integral part of these consolidated financial statements

RECYCLENET CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2008

	Class N Common Shares				Additional		Total
	(and Class X Shares)		Common Shares		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Deficit	Equity
Balance - December 31, 2006	60,539,259	$605,393	77,108,214	$771,082	$34,315	$(1,081,225)	$329,565

Conversion of 1,983,198 shares of Class N (and 1,938,198 shares of Class X) to 1,938,198 shares of common stock;	(1,983,198)	(19,832)	1,983,198	19,832	-	-	-

Redemption of 1,756,061 Class N (and 1,756,061 Class X) shares;	(1,756,061)	(17,561)	-	-	(29,853)	-	(47,414)

Distribution from spin-off of Oldwebsites.com, Inc.	-	-	-	-	-	(48,409)	(48,409)

Distribution from sale of RecycleNet Ontario	-	-	-	-	-	(40,427)	(40,427)

Net loss for the year ended December 31, 2007	-	-	-	-	-	(77,021)	(77,021)
Balance - December 31, 2007	56,800,000	568,000	79,091,412	790,914	4,462	(1,247,082)	116,294

Net income for the year ended December 31, 2008						18,519	18,519
Balance - December 31, 2008	56,800,000	$568,000	79,091,412	$790,914	$4,462	$(1,228,563)	$134,813

 The accompanying notes are an integral part of these consolidated financial statements

RECYCLENET CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended Dec 31,	2008	2007
Cash Flows From Operating Activities
Net income (loss)	$18,519	$(77,021)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	4,285	8,626
Foreign currency exchange loss	-	5,488
Bad debt expense	5,000	-
Changes in assets and liabilities:
Accounts and other receivables	3,715	15,335
Related party accounts payable	8,702	-
Prepaid expenses	(440)	10,401
Accrued liabilities	(1,615)	(24,697)
Deferred revenue	(34,475)	(32,019)
Net Cash Provided by (Used) in Operating Activities	3,691	(93,887)
Cash Flows From Investing Activities
Advances to related party	(14,707)	(35,228)
Contribution from spin off of Oldwebsites.com, Inc	-	(51,269)
Cash distributed in sale of RecycleNet Ontario, Inc	-	(42,411)
Net Cash Used In Investing Activities	(14,707)	(128,908)
Cash Flows From Financing Activities	-	-
Redemption of class X and N shares	-	(47,414)
Net Cash Used In Financing Activities	-	(47,414)
Effect of Exchange Rate Changes on Cash	-	7,269
Net Change in Cash	(11,016)	(262,940)
Cash at Beginning of Period	52,364	315,304
Cash at End of Period	$41,348	$52,364

  The accompanying notes are an integral part of these consolidated financial statements

RECYCLENET CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Consolidation - The accompanying consolidated financial statements include the accounts of RecycleNet Corporation and its wholly-owned subsidiaries Scrap.Net, Inc., Waste.Net, Inc. and Recycle West Network. Inter-company accounts and transactions have been eliminated in consolidation.

On September 7, 2007, the Company did a pro-rata spin-off of all shares of Oldwebsites.com, Inc. owned by the Company to its common shareholders of record.  At the completion of the spin-off, Oldwebsites.com, Inc. became its own fully reporting entity and is no longer a wholly owned subsidiary of the Company.  On December 31, 2007, the Company sold RecycleNet Corporation (Ontario) to a related party.

Accordingly, the Company has reflected these operations as discontinued and has restated the prior year consolidated financial statements to conform to such presentation.

On November 7, 2007, the Company purchased 15,000,000 common shares of Waste. Net,Inc. for $9,000. This represents 100% of the issued common shares of Waste.Net,Inc.

Waste.Net was incorporated on August 20, 2007.  Waste.Net,Inc. is a network responsible for building and maintaining the branding and awareness for RecycleNet's US recycling portal operations. Waste.Net,Inc has been divided into 5 regions.  The first region, Recycle West Network, was incorporated on August 20, 2007 to represent the states of Texas, New Mexico, Arizona, Nevada, Utah, Colorado, Oregon, Washington, Arkansas, Idaho, Montana, Wyoming, North Dakota, South Dakota and California.

Also on November 7, 2007, the Company purchased 600,000 common shares of Recycle West Network, Inc for $60.

On November 14, 2007 Waste.net purchased 3,000,000 common shares of Recycle West Network, Inc for $1,500. RecycleNet and Waste.net now control 100% of the common shares issued of Recycle West Network, Inc.

As such, Waste.Net,Inc. and Recycle West Network, Inc. are wholly owned subsidiaries of RecycleNet Corporation (Utah) and these companies are included in the consolidated financial statements of the Company.

Operations - The Company is in the business of designing Internet sites, Internet advertising and Internet trading of consumable recyclable goods. The Company has developed web site management, sales management, search, customer interaction, and transaction processing systems using a combination of proprietary custom designed technologies and commercially available licensed technologies. The Company designs web systems and flexible databases which allow for the addition, modification, or replacement of web site content. The Company provides Internet hosting facilities and redundant high speed Internet connectivity. The Company has developed its own content and web site management tools to facilitate the maintenance and updating of its web sites.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Fair Values of Financial Instruments - Due to their near-term nature, the amounts reported as trade accounts receivable, advances to related party, related party accounts payable, accrued liabilities and deferred revenues are considered to be reasonable approximations of their fair values.

Accounts Receivable - The Company provides an allowance for doubtful accounts equal to the estimated collection losses that could be incurred in collection of all receivables. The estimated losses are based on historical collection experience coupled with review of the current status of existing receivables. Allowance for doubtful accounts for December 31, 2008 and 2007 was $2,500 and $2,500, respectively.

Equipment - Equipment is stated at cost. Maintenance and repairs of equipment are charged to operations and major improvements are capitalized. Upon retirement, sale, or other disposition, the cost and accumulated depreciation are eliminated from the accounts and a gain or loss is included in operations. Depreciation is computed using the straight-line method over the estimated useful lives of the property and equipment, which are three to five years. Depreciation expense was $4,285 and $8,626 for the years ended December 31, 2008 and 2007, respectively.  Computer software costs incurred for internal use are expensed as incurred during the preliminary evaluation stage, are capitalized during the acquisition and development stage, and are expensed during the operation stage, including training and maintenance. Capitalizable software development costs for internal use were not material for the years ended December 31, 2008 and 2007.

Revenue Recognition - Revenue from services are recognized as the services are provided. Website advertising services are charged on a monthly or Pay-Per-Lead basis without guarantee of the number of customers viewing the web site. Revenues from the Internet portal services business are derived from individual custom packages that include any combination of the following services: subscription fees, credit package bundles that are used in the Pay-Per-Lead services, HTML linking services, advertising, and web page construction. The Company's Pay-Per-Lead service is designed so that the customer can buy the information that is of value to them instead of paying a monthly or annual fee.  With respect to the Internet portal sites that facilitate e-commerce trading, the Company only charges a fee for services that are provided to customers. The Company does not charge sellers or buyers a percentage of the value of their transactions nor does the Company charge a back-end fee. Customer payments received in advance of providing services are recorded as deferred revenue and are then recognized proportionately as services are performed.

The Company engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc. on January 1, 2008.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. pays the Company (the "Affiliate") a commission on net Pay-Per-Lead service sales generated by customers referred by the Company's web sites.

Advertising Costs - Advertising costs are charged to expense in the period incurred. Advertising expense for the years ended December 31, 2008 and 2007 was $124 and $16,023 respectively.

Recent Accounting Pronouncements - In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard Number 157, Fair Value Measurements, (SFAS 157) which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The provisions of SFAS No. 157 related to financial assets and financial liabilities were effective during 2008.  With respect to certain nonfinancial assets and nonfinancial liabilities, SFAS No. 157 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years.  The Company does not expect that the adoption of SFAS No. 157 with respect to nonfinancial assets and nonfinancial liabilities will have a material impact on its consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities.  SFAS No. 161 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities to require enhanced disclosures concerning the manner in which an entity uses derivatives (and the reasons it uses them), the manner in which derivatives and related hedged items are accounted for under SFAS No. 133 and interpretations thereof, and the effects that derivatives and related hedged items have on an entity's financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements of fiscal years and interim periods beginning after November 15, 2008.  The Company has not yet determined the effects on its consolidated financial statements, if any, that may result upon the adoption of SFAS 161.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, and SFAS No. 160, Non-controlling Interests in Consolidated Financial Statements. SFAS No. 141(R) requires an acquirer to measure the identifiable assets acquired, the liabilities assumed and any non-controlling interest in the acquire at their fair values on the acquisition date, with goodwill being the excess value over the net identifiable assets acquired. SFAS No. 160 clarifies that a non-controlling interest in a subsidiary should be reported as equity in the consolidated financial statements, consolidated net income shall be adjusted to include the net income attributed to the non-controlling interest and consolidated comprehensive income shall be adjusted to include the comprehensive income attributed to the non-controlling interest. The calculation of earnings per share will continue to be based on income amounts attributable to the parent. SFAS No. 141(R) and SFAS No. 160 are effective for financial statements issued for fiscal years beginning after December 15, 2008. Early adoption is prohibited. The Company has not yet determined the effect on our consolidated financial statements, if any, upon adoption of SFAS No. 141(R) or SFAS No. 160.

In May 2008, the FASB issued SFAS 162, The Hierarchy of Generally Accepted Accounting Principles.  SFAS No. 162 identifies the sources of accounting principles and provides entities with a framework for selecting the principles used in preparation of financial statements that are presented in conformity with GAAP.  The current GAAP hierarchy has been criticized because it is directed to the auditor rather than the entity, it is complex, and it ranks FASB Statements of Financial Accounting Concepts, which are subject to the same level of due process as FASB Statements of Financial Accounting Standards, below industry practices that are widely recognized as generally accepted but that are not subject to due process.  The Board believes the GAAP hierarchy should be directed to entities because it is the entity (not its auditors) that is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP.  The adoption of FASB 162 is not expected to have a material impact on the Company's financial statements.

Basic and Diluted Income (Loss) per Common Share - Basic income (loss) per common share is calculated by dividing net income (loss) by the weighted-average number of common shares outstanding. Diluted income per common share is calculated by dividing net income by the weighted-average number of Class N shares and common shares outstanding to give effect to potentially issuable common shares, except during loss periods when those potentially issuable shares are anti-dilutive. At December 31, 2007, the Company had 56,800,000 Class N shares outstanding that were excluded from the calculation of diluted loss per share. The shares used in the computation of basic and diluted income (loss) per common share for the year ended December 31, 2008 and 2007 are as follows:

For the Years Ended December 31,	2008	2007

Weighted-average number of common shares used in basic income (loss) per common share calculation	79,091,412	77,897,928

Incremental potentially issuable common shares from assumed conversion of Class N common shares	56,800,000	-

Weighted-average number of common shares and dilutive potential common shares used in diluted income (loss) per common share calculation	135,891,412	77,897,928

NOTE 2 - ACQUISITIONS

On November 7, 2007, the Company purchased 15,000,000 common shares of Waste.Net for $9,000. This represents 100% of the issued common shares of Waste.Net, Inc.

Also on November 7, 2007, the Company purchased 600,000 common shares of Recycle West Network, Inc for $60.

On November 14, 2007 Waste.net purchased 3,000,000 common shares of Recycle West Network, Inc for $1,500. RecycleNet and Waste.net now control 100% of the common shares issued of Recycle West Network, Inc.

Domain Names - During the year ended December 31, 2007, the Company purchased the web domain "scrap.net" and all rights to the name for cash of $7,669. The entire purchase price for this website was allocated to the website which was accounted for as marketing and advertising costs in accordance with Statement of Position No. 98-01.  Accordingly, the advertising costs were expensed at the date of acquisition.

NOTE 3 - RELATED PARTY TRANSACTIONS

Related Party Receivable - At various times during 2008 and 2007, the Company paid expenses on behalf of Scrap China Corporation, resulting from travel, management, legal and accounting expenses. Additional funds, if required, will be provided by the Company and will be treated as an advance to a related party.  These advances are due on demand and bear no interest. At December 31, 2008 and 2007, amounts due from Scrap China totaled $160,892 and $146,185, respectively.

During the year ended December 31, 2006, the Company advanced an affiliate of the Company $5,000 with no terms of repayment.  Due to the present economic conditions, management has assessed the probability of collecting the re-payment of this advance within the next 12 months unlikely.  As such, this amount has been written to a bad debt allowance.

Service Agreements - The Company has an agreement with Inter-Continental Recycling, Inc. and its wholly owned subsidiary Cooksmill NetSystems, Inc. to provide various services for the Company. Inter-Continental Recycling, Inc., and as such Cooksmill NetSystems, Inc., is 100% owned by the immediate family of the President of the Company.  The Company is billed monthly for services supplied for internet service provider fees, merchant services and management and sales activities, which vary monthly based on the activity level. The charges for these services for the year ended December 31, 2008 and 2007 were $235,198 and $425,496, respectively and are discussed further below.

As part of this agreement, Cooksmill NetSystems Inc. provides Rhodium Webweaver Services to the Company for website management and e-commerce software (ISP) and the fees for these services are billed to the Company on a monthly basis. The Rhodium Webweaver Services (ISP) charges for the year ended December 31, 2008 and 2007 were $24,000 and $29,443, respectively.

All management and staff are retained on an unwritten contract basis under a related party transaction with Inter-Continental Recycling, Inc. Because of the affiliation between Inter-Continental and the Company, the agreement between them has no definite duration and will continue as necessary for the conduct of business by the Company. Inter-Continental assigns and provides employees to the Company as long as the Company requires them and can pay the associated costs. Inter-Continental provides services to and for the Company by employees of Inter-Continental. There is no mark-up or other charge incurred by the Company from Inter-Continental and the Company pays the same amount for services for the Inter-Continental employees as does Inter-Continental. The management/staff charges for year ended December 31, 2008 and 2007 were $204,278 and $333,947, respectively.

Inter-Continental Recycling, Inc. and the Company are also engaged in a merchant services agreement. On behalf of Inter-Continental Recycling, Inc. the Company operates, maintains, bills and collects payments for services offered on web sites owned by Inter-Continental Recycling, Inc.  The Company then issues payment to Inter-Continental Recycling, Inc. for an agreed upon rate.  The commissions paid and recorded by the Company for this merchant service agreement with Inter-Continental Recycling, Inc. for the year ended December 31, 2008 and 2007 were $6,920 and $62,106, respectively.

The Company is engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc. as of January 1, 2008.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. pays the Company (the "Affiliate") a commission on net Pay-Per-Lead service sales generated by customers referred by the Company's web sites.  Revenue recorded under the affiliate marketing agreement was $24,841 and $0 for the years ended December 31, 2008 and 2007, respectively.

The Company has office space in a facility owned by the President of the Company. For the year ended December 31, 2008 and 2007, rent expense was $2,400 and $2,245, respectively.

Under the terms of a distribution rights agreement related to the Rhodium WebWeaver TurnKey E-Commerce system, the Company is obligated to pay Mr. Roszel, the President of the Company, a $1,000 royalty payment for each Rhodium WebWeaver license the Company is able to secure.  For the years ended December 31, 2008 and 2007, no royalty payments were required under this agreement.

NOTE 4 - STOCKHOLDERS' EQUITY

The Company is authorized to issue 250,000,000 common shares with a par value of $0.01 per share. The board of directors is authorized to designate one or more series within the class of common shares and to designate relative preferences, limitations and rights. The Board has designated 70,896,789 common shares as Class N shares. The Class N shares have voting rights of one vote per share and are non-equity participating. The Class N shares are convertible into common shares on the basis of one Class N share into one common share of the Company, solely at the option of the holders.

In August and September 2007, 1,983,198 Class X/N shares were converted by shareholders into 1,983,198 common shares of RecycleNet Corporation. A shareholder is entitled to convert one Class X share along with one Class N share into one Common share of the Corporation at no cost to the shareholder. After the conversion, the Company had 58,556,061 class X/N shares outstanding.

In September 2007, 1,756,061 Class X/N shares were redeemed by shareholders for $47,414 cash.  After the redemption, the Company had 56,800,000 class X/N shares outstanding.

As further discussed in Note 6, the Company approved a pro-rata spin-off of Oldwebsites.com, Inc. in September 2007, recognizing a distribution to shareholders of $48,409.

As further discussed in Note 6, the Company sold RecycleNet Corporation (Ontario) to a related party and recognized a distribution to shareholders of $40,427.

NOTE 5 - INCOME TAXES

Deferred tax assets are comprised of the following at December 31, 2008 and 2007:
For the years ended December 31,	2008	2007
Operating Loss Carry Forward	$313,426	$339,453
Valuation Allowance	(313,426)	(339,453)
Total Deferred Tax Asset	$-	$-

The Company had no income tax expense for the years ended December 31, 2008 and 2007.

The following is a reconciliation of the amount of expense that would result from applying federal statutory rates to pretax income (loss) with the provision for income taxes for the years ended December 31:

For the years ended December 31,	2008	2007
Tax at federal statutory rates (34%)	$6,296	$(27,126)
Non-deductible expenses	479	-
Benefit of operating loss carryforward	(9,252)	-
Net operating losses distributed in spin-off and sale	-	43,944
Expiration of net operating losses	(19,813)	(77,890)
Other changes in the valuation allowance	21,678	60,653
State Benefit, net of federal tax	612	(1,005)
Effect of actual tax rates lower than statutory rate	-	(203)
Effect of exchange rate changes	-	1,627
Provision for Income Taxes	$-	$-

The Company has federal operating loss carry forwards of $835,284 that expire from 2009 through 2028. The use of operating loss carry forwards are limited and may not be available to offset future income.

NOTE 6 - DISCONTINUED OPERATIONS

On June 6, 2007, the Board of Directors approved a pro-rata spin-off of all shares of Oldwebsites.com, Inc. effective September 7, 2007. The common shareholders of RecycleNet received one share of Oldwebsites.com, Inc. for every ten shares of RecycleNet common stock.  The Board of Directors of RecycleNet decided to distribute the Oldwebsites.com, Inc. shares to the RecycleNet shareholders to benefit its shareholders and to separate the different lines of business. At September 7, 2007, Oldwebsites.com, Inc. had common stock of $131,927 and accumulated losses of $83,518.  This spin-off of Oldwebsites.com, Inc. resulted in the shareholders of the Company assuming the common stock and accumulated losses of Oldwebsites.com, Inc. and the Company recorded a distribution to shareholders in the amount of $48,409. The discontinued operations of Oldwebsites.com, Inc. for the year ended December 31, 2007 are as stated below.

On December 31, 2007, the Company sold its RecycleNet Corporation (Ontario) operations to Inter-Continental Recycling Inc., a related party. Inter-Continental Recycling Inc. assumed the outstanding debt of $138,019 owed by RecycleNet Corporation (Utah) to RecycleNet Corporation (Ontario) in exchange for 100% of the issued and outstanding common shares of RecycleNet Corporation (Ontario) held by RecycleNet Corporation (Utah). At December 31, 2007, RecycleNet (Ontario) had common stock of $3 and accumulated losses of $458,674. As a result of the sale, the Company recognized a distribution to shareholders in the amount of $40,427. The discontinued operations of RecycleNet Corporation (Ontario) for the year ended December 31, 2007 are as stated below.

A summary of the results from discontinued operations for the years ended December 31, 2008 and 2007 are as follows:
	2008	2007

Oldwebsites.com, Inc.
Net revenue	-	3,129
Operating expenses	-	(36,064)

Loss from operations	-	(32,935)

Net loss	-	(32,935)

	2008	2007

RecycleNet Corporation (Ontario)
Net revenue	-	79,698
Operating expenses	-	(76,943)

Income from operations	-	2,755

Net income	-	2,755

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

None.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a “smaller reporting company” (as defined by Item 10 of Regulation S-K), the Company is not required to provide information required by this Item, as defined by Regulation S-K Item 305(e).

RECYCLENET CORPORATION AND SUBSIDIARIES
FORM 10-Q
Quarter Ended June 30, 2009

RECYCLENET CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 30,	December 31,
	2009	2008
ASSETS
Current Assets
Cash	$38,291	$41,348
Trade accounts receivable, net of allowance for bad debt of $2,500 and $2,500, respectively	13,711	13,213
Prepaid expenses	-	6,061
Total Current Assets	52,002	60,622
Property and Equipment
Equipment	21,422	21,422
Less: Accumulated depreciation	(14,995)	(12,853)
Net Property and Equipment	6,427	8,569
Related party receivable	-	160,892
Total Assets	$58,429	$230,083

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Related party accounts payable	$17,320	$8,702
Accrued liabilities	12,644	29,494
Deferred revenue	69,502	57,074
Total Current Liabilities	99,466	95,270
Stockholders' Equity (Deficit)
Class N convertible shares $0.01 par value;
70,896,789 shares authorized; 56,800,000 and 56,800,000 Class N shares
issued and outstanding, respectively	568,000	568,000
Common shares - $0.01 par value; 179,103,211 shares authorized;
79,091,412 and 79,091,412 shares issued and outstanding, respectively	790,914	790,914
Additional paid-in capital	4,462	4,462
Accumulated deficit	(1,404,413)	(1,228,563)
Total Stockholders' Equity (Deficit)	(41,037)	134,813
Total Liabilities and Stockholders' Equity (Deficit)	$58,429	$230,083

See the accompanying notes to the condensed consolidated financial statements.

RECYCLENET CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008
Sales	$106,982	$147,601	$219,803	$336,206
Operating Expenses
Selling, general and administrative expenses	107,808	127,969	228,781	293,315
Write-off of related party receivable	166,872	-	166,872	-
Total Operating Expenses	274,680	127,969	395,653	293,315
Net Income (Loss)	$(167,698)	$19,632	$(175,850)	$42,891

Basic Income (Loss) Per Common Share	$-	$-	$-	$-
Diluted Income (Loss) Per Common Share	$-	$-	$-	$-
Basic Weighted-Average Common Shares Outstanding	79,091,412	79,091,412	79,091,412	79,091,412
Diluted Weighted-Average Common Shares Outstanding	79,091,412	135,891,412	79,091,412	135,891,412

See the accompanying notes to the condensed consolidated financial statements.

RECYCLENET CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

For the Six Months Ended June 30,	2009	2008
Cash Flows From Operating Activities:
Net income (loss)	$(175,850)	$42,891
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	2,142	2,143
Write-off of related party receivable	166,872	-
Changes in assets and liabilities:
Accounts and other receivables	(498)	(3,527)
Prepaid expenses	6,061	2,286
Accrued liabilities and accounts payable	(8,232)	(15,297)
Deferred revenue	12,428	(1,997)
Net Cash Provided By Operating Activities	2,923	26,499
Cash Flows From Investing Activities:
Advances to related party	(5,980)	(4,550)
Net Cash Used In Investing Activities	(5,980)	(4,550)
Net Cash Used in Financing Activities	-	-
Net Change in Cash	(3,057)	21,949
Cash at Beginning of Period	41,348	52,364
Cash at End of Period	$38,291	$74,313

See the accompanying notes to the condensed consolidated financial statements.

RECYCLENET CORPORATION AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1–ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation — The accompanying condensed consolidated financial statements have been prepared by RecycleNet Corporation and are unaudited.  In the opinion of management, the accompanying unaudited financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation in accordance with accounting principles generally accepted in the United States of America.

The accompanying unaudited interim financial statements have been condensed pursuant to the rules and regulations of the Securities and Exchange Commission; therefore, certain information and disclosures generally included in financial statements have been condensed or omitted. These financial statements should be read in conjunction with the Company's annual financial statements included in the Company's annual report on Form 10-K as of December 31, 2008. The financial position and results of operations of the interim periods presented are not necessarily indicative of the results to be expected for the year ended December 31, 2009.

Recent Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. In February 2008, the FASB issued FASB Staff Position (FSP FIN) No. 157-2 which extended the effective date for certain nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008.  The adoption of SFAS No. 157-2 did not have a material impact on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. SFAS No. 141(R) requires an acquirer to measure the identifiable assets acquired, the liabilities assumed and any non-controlling interest in the acquire at their fair values on the acquisition date, with goodwill being the excess value over the net identifiable assets acquired. SFAS No. 160 clarifies that a non-controlling interest in a subsidiary should be reported as equity in the consolidated financial statements, consolidated net income shall be adjusted to include the net income attributed to the non-controlling interest and consolidated comprehensive income shall be adjusted to include the comprehensive income attributed to the non-controlling interest. The calculation of earnings per share will continue to be based on income amounts attributable to the parent. SFAS No. 141(R) and SFAS No. 160 were effective for financial statements issued for fiscal years beginning after December 15, 2008. Early adoption is prohibited. The adoption of SAFS No. 141(R) and SFAS No. 160 did not have a material affect on the Company’s financial statements.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities.  SFAS No. 161 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities to require enhanced disclosures concerning the manner in which an entity uses derivatives (and the reasons it uses them), the manner in which derivatives and related hedged items are accounted for under SFAS No. 133 and interpretations thereof, and the effects that derivatives and related hedged items have on an entity's financial position, financial performance, and cash flows.  SFAS No. 161 was effective for financial statements of fiscal years and interim periods beginning after November 15, 2008. The adoption of SFAS No. 161 did not have a material affect on the Company’s financial statements.

In April 2009, the FASB issued FSP FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments (FSP FAS 107-1 and APB 28-1). FSP FAS 107-1 and APB 28-1 amends FASB Statement No. 107, Disclosures about Fair Value of Financial Instruments, to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This FSP also amends APB Opinion No. 28, Interim Financial Reporting, to require those disclosures in summarized financial information at interim reporting periods. FSP FAS 107-1 and APB 28-1 are effective for interim reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The adoption of FSP FAS No. 107-1 and APB 28-1 did not have a material affect on the Company’s financial statements.

In May 2009, the FASB issued SFAS No. 165, Subsequent Events which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  SFAS No. 165 is effective for interim financial periods ending after June 15, 2009.  The adoption of SFAS No. 165 did not have a material impact on the Company’s consolidated financial statements.

In May 2009, the FASB issued SFAS 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (as amended) (FAS 168). FAS 168 replaces SFAS 162, Hierarchy of Generally Accepted Accounting Principles, and establishes the FASB Accounting Standards Codification (Codification) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with Generally Accepted Accounting Principals (GAAP). FAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company has not yet determined the effect on its consolidated financial statements, if any, that will occur upon adoption of FAS 168.
In June 2009, the FASB issued SFAS No. 166, Accounting for Transfers of Financial Assets.  SFAS No. 166 revises SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.  SFAS No. 166 requires more disclosure about sales of securitized financial assets and similar transactions, particularly if the seller retains some risk to the assets. The statement eliminates the concept of a qualifying special-purpose entity, changes the requirements for the derecognition of financial assets, and calls upon sellers of the assets to make additional disclosures about them.  SFAS No. 166 is effective for fiscal years beginning after November 15, 2009. Earlier application is prohibited.  This statement must be applied to transfers occurring on or after the effective date.  The Company has not yet determined the effect on its consolidated financial statements, if any, upon adoption of SFAS No. 166.

NOTE 2–RELATED PARTY TRANSACTIONS

Related Party Receivable — As of June 30, 2009, the Company had advanced $166,872 to Scrap China Corporation, a related party through common ownership of the majority shareholder.  This resulted from expenses incurred for travel, management and legal and accounting expenses paid on behalf of Scrap China Corporation.  These advances are due on demand and bear no interest. During the quarter ended June 30, 2009, the Company wrote off the balance of the related party receivable of $166,872, resulting in a zero balance of the receivable as of June 30, 2009.  Scrap China’s operations have not materialized as planned and therefore, the management determined that it is likely that the note receivable is uncollectible as of June 30, 2009.

Service Agreements — The Company has an agreement with Inter-Continental Recycling, Inc. and its wholly owned subsidiary Cooksmill NetSystems, Inc. to provide various services for the Company. Inter-Continental Recycling, Inc., and as such Cooksmill NetSystems, Inc., is 100% owned by the immediate family of the President of the Company.  The Company is billed monthly for services supplied for management and sales activities, which vary monthly based on the activity level. The charges for these services for the six months ended June 30, 2009 and 2008 were $119,460 and $116,901, respectively.

Cooksmill NetSystems Inc. provides Rhodium Webweaver Services (ISP) to the Company for website management and the fees for this service are billed to the Company on a monthly basis. The Rhodium Webweaver Services (ISP) charges for each of the six months ended June 30, 2009 and 2008 were $12,000 and $12,000 respectively.

All management and staff are retained on an unwritten contract basis under a related party transaction with Inter-Continental Recycling, Inc. Because of the affiliation between Inter-Continental and the Company, the agreement between them has no definite duration and will continue as necessary for the conduct of business by the Company. Inter-Continental assigns and provides employees to the Company as long as the Company requires them and can pay the associated costs. There is no mark-up or other charge incurred by the Company from Inter-Continental and the Company pays the same amount for services provided by the Inter-Continental employees as does Inter-Continental. The management/staff charges for the six months ended June 30, 2009 and 2008 were $107,416 and $98,981, respectively.

Inter-Continental Recycling, Inc. and the Company are also engaged in a merchant services agreement. On behalf of Inter-Continental Recycling, Inc. the Company operates, maintains, bills and collects payments for services offered on web sites owned by Inter-Continental Recycling, Inc.  The Company then issues payment to Inter-Continental Recycling, Inc. for an agreed upon rate.  The commissions paid recorded by the Company for this merchant service agreement with Inter-Continental Recycling, Inc. for the six months ending June 30, 2009 and 2008 were $44 and $5,920, respectively.

The Company engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc. on January 1, 2008.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. pays the Company (the “Affiliate”) a commission on net Pay-Per-Lead service sales generated by customers referred by the Company’s web sites.

The Company has office space in a facility owned by the President of the Company. For the six months ended June 30, 2009 and 2008, rent expense was $1,200 and $1,200, respectively.

NOTE 3–STOCKHOLDERS’ EQUITY

The Company is authorized to issue 250,000,000 common shares with a par value of $0.01 per share. The Board of Directors is authorized to designate one or more series within the class of common shares and to designate relative preferences, limitations and rights. The Board has designated 70,896,789 common shares as Class N shares. At June 30, 2009, 56,800,000 Class N shares were outstanding.  The Class N shares have voting rights of one vote per share and have no right, preference or ability to share in the net assets of the corporation upon dissolution.  The Class N shares are directly convertible to common shares on a one for one basis, solely at the option of the holders.

NOTE 4–BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE

Basic income (loss) per common share is calculated by dividing net income (loss) by the weighted-average number of common shares outstanding. Diluted income (loss) per common share is calculated by dividing net income (loss) by the weighted-average number of Class N shares and common shares outstanding to give effect to potentially issuable common shares, except during loss periods when those potentially issuable shares are anti-dilutive.  At June 30, 2009, the Company had 56,800,000 Class N shares outstanding that were excluded from the calculation of diluted loss per share.  The shares used in the computation of basic and diluted income (loss) per common share for the three and six months ended June 30, 2009 and 2008 are reconciled as follows:
	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Weighted-average number of common shares used in basic
income (loss) per common share calculation	79,091,412	79,091,412	79,091,412	79,091,412

Incremental potentially issuable common shares from assumed
conversion of Class N common shares	-	56,800,000	-	56,800,000

Weighted-average number of common shares and dilutive
potential common shares used in diluted income (loss) per
common share calculation	79,091,412	135,891,412	79,091,412	135,891,412

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Section and elsewhere in this Form 10-Q regarding matters that are not historical facts are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995).  Because such forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All statements that address operating performance, events or developments that management expects or anticipates to occur in the future, including statements relating to sales and earnings growth or statements expressing general optimism about future operating results, are forward-looking statements. The forward-looking statements are based on management's current views and assumptions regarding future events and operating performance. Many factors could cause actual results to differ materially from estimates contained in management's forward-looking statements.  The differences may be caused by a variety of factors, including but not limited to adverse economic conditions, competitive pressures, inadequate capital, unexpected costs, lower revenues, net income and forecasts, the possibility of fluctuation and volatility of our operating results and financial condition, inability to carry out marketing and sales plans and loss of key executives, among other things.

Overview

The following discussion of the financial condition and results of operations of the Company should be read in conjunction with the financial statements and notes related thereto, included elsewhere in this report.

RecycleNet Corporation provides "Global Access to Recycling Markets" (GARM) through Internet portals that facilitate e-commerce trading.
Liquidity and Capital Resources

	June 30,	December 31,
	2009	2008

Cash on Hand	$38,300	$41,300

The world economy has experienced a slowdown of activity during 2008 and 2009 and RecycleNet has also experienced this same reduced activity. However, in spite of this erosion of business, the management of RecycleNet has successfully maintained the Company’s current cash position of $38,300, a small decrease of $3,000 from the year ended December 31, 2008 balance of $41,300. Management will continue to closely monitor both sales revenues and related expenses in the coming quarter to maintain our liquidity.

Results of Operations

Sales Revenues

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Sales Revenues	$107,000	$147,600	$219,800	$336,200

Sales recorded in the second quarter of 2009 of $107,000 were $40,600 less than the similar period of 2008 while sales correspondingly decreased by $116,400 during the first six months of 2009 compared to the 2008 revenue of $336,200, a 34.6% decrease.  This reduction resulted directly from the Company’s movement to “pay per lead” revenue credits compared to the monthly membership and advertising type of revenue stream as well as the world economies experiencing a strong downturn in business activity and revenue streams.

The type of revenue now being realized from sales activities in the Internet business is changing quickly from monthly billing for memberships and advertising to “usage credits” based on delivered performance on web site visits.  Management has been forced to adjust to this dynamic change in the type of revenue the Company is receiving for its services and is attempting to keep abreast of any further changes in revenue.

Operating Expenses

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Operating Expenses	$274,700	$128,000	$395,700	$293,300

Expenses in the second quarter were increased by $146,700  compared to the similar quarter in 2008 while for the six months ended June 30, 2009, expenses were increased by $102,400 compared to the 2008 period.

During the quarter ended June 30, 2009, the Company wrote off the balance of the related party receivable of $166,900, resulting in a zero balance of the receivable as of June 30, 2009.

Reduction in six months sales commissions of $6,200, office and administration of $23,500, bank interest of $1,800, professional fees of $8,600, and advertising/promotion/travel of $31,500 accounted for the largest savings. Management reduced these expenses as quickly as possible relative to the sales revenue decline. Unfortunately, management’s actions to reduce expenses are delayed until after the Company experiences revenue reductions.

Net Income (Loss) from Continuing Operations

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Net Income (Loss)	$(167,700)	$19,600	$(175,900)	$42,900

A net loss was recorded in the second quarter of 2009 of $167,700 compared to the profit of $19,600 in 2008.  For the six months ended June 30, 2009 the Company recorded a net loss of $175,900 compared to the $42,900 net income recorded in the same period of 2008.

As discussed above, although during the first six months, sales have deteriorated by $116,400, management responded in a timely fashion to reduce expenses for the same period by $64,500. During the quarter ended June 30, 2009, the Company wrote off the balance of the related party receivable of $166,900, resulting in a zero balance of the receivable as of June 30, 2009. Management will continue to monitor the expense levels closely and relate them directly to sales revenues realized.
Deferred Revenue
	June 30,	December 31,
	2009	2008

Deferred Revenue	$69,500	$57,100

Deferred revenue results from RecycleNet customers who pay for their service purchases in advance, such as quarterly, semi-annually, or annually. RecycleNet records the initial payment in deferred revenue and then recognizes in each subsequent month that portion which is provided in services. As of June 30, 2009, deferred revenue of $69,500 has increased compared to the December 31, 2008 balance of $57,100. Though sales decreased during the first six months of 2009, the number of sales, which have a deferred portion inherent in the sale contract increased during this period.
Off Balance Sheet Arrangements

None

ITEM 3.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a “smaller reporting company” (as defined by Item 10 of Regulation S-K), the Company is not required to provide information required by this Item, as defined by Regulation S-K Item 305(e).

PROXY
RECYCLENET CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 19, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of RECYCLENET CORPORATION (“Company”) hereby constitutes and appoints Paul Roszel and Richard R. Ivanovick, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be  held at the office of Hertzberger, Olsen and Associates located at Corporate Square, Penthouse, 30 Duke St. W., Kitchener, Ontario, Canada, N2H 3W5 on Thursday November 19, 2009, at 10:00 o’clock a.m., EST and at any adjournment thereof.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS: Three persons are nominated - Paul Roszel, Richard R. Ivanovick and James Roszel (each shareholder has the right to vote the number of common shares held for each of the three nominees and election of a nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting).

"FOR" all nominees [  ]
Withhold authority to vote for all nominees [  ]
Withhold authority to vote for nominee(s) named below:
Paul Roszel [  ]      Richard R. Ivanovick [  ]      James Roszel [  ]

PROPOSAL NUMBER 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Hansen, Barnett & Maxwell as the Company's public accountants for the coming year.  The ratification of the independent public accountants requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

FOR [  ]                                AGAINST [  ]                                ABSTAIN [  ]

PROPOSAL NUMBER 3

SALE OF SCRAP.NET INC. Inter-Continental Recycling Inc. will acquire 100% of the issued and outstanding shares of Scrap.Net, Inc in exchange for all of the issued and outstanding Class "N"shares of RecycleNet Corporation owned by Inter-Continental Recycling Inc. as at October 31, 2009.  Inter-Continental Recycling, Paul Roszel and his immediate family, as related parties, will withhold their votes from this proposal.  The sale of Scrap.Net Inc. requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

If the shareholders approve Proposal Number 3, the Sale of Scrap.Net Inc. then the Company will proceed with Proposal Number 4 and Proposal Number 5.

Proposal Number 4 and Proposal Number 5 are conditional on shareholders approval of Proposal Number 3.  If the shareholders do not approve Proposal Number 3, then Proposal Number 4 and Proposal Number 5 will be abandoned.

FOR [  ]                                AGAINST [  ]                                ABSTAIN [  ]

PROPOSAL NUMBER 4

REVERSE SPLIT OF COMMON STOCK:   A reverse split of the common stock of the Company on a one for ten basis (for each ten common shares of the Company held by a shareholder the shareholder will receive one common share of the reorganized Company.   The reverse split of common stock requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
FOR [  ]                                AGAINST [  ]                                ABSTAIN [  ]

PROPOSAL NUMBER 5

NAME CHANGE:  The name change of RecycleNet Corporation to “Maydao Corporation”.   The name change requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
FOR [  ]                                AGAINST [  ]                                ABSTAIN [  ]

OTHER BUSINESS:  Such other business as may properly come before the meeting.

AUTHORITY GRANTED [  ]          AUTHORITY WITHHELD [  ]

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person.  When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title.  If shares are held jointly, each owner must sign.

Number of Common Shares:____________
Signature

Joint Owner (if any)
Dated:________________, 2009
Printed name(s)/Capacity